UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                            FORM 8-K/A

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        February 8, 2000


                     FAR EAST VENTURES, INC.
      (Exact name of registrant as specified in its charter)


Nevada                      000-24885                  88-0378451
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


  3960 Howard Hughes Parkway, 5th Floor, Las Vegas, Nevada 89109
             (Address of principal executive offices)


                          (702) 990-3600
        Registrant's telephone number, including area code


                      Registrant's Attorney:

                     Warren J. Soloski, Esq.
               11300 West Olympic Blvd., Suite 800,
                      Los Angeles, CA 90064
                          (310) 477-9742


                          Not Applicable
  (Former name or former address, if changed since last report.)



                 This Report Consists of 2 Pages

Item 1  Changes in Control of Registrant

     In the original 8-K filed on February 11, 2000, the Registrant reported that it is now controlled by Churchill Resources, Inc. The audited financial statements regarding Churchill Resources, Inc. have been prepared and are included herein in Item 7.


Item 2  Acquisition on Disposition of Assets

     Not Applicable


Item 3  Bankruptcy or Receivership

     Not Applicable


Item 4  Changes in Registrant's Certifying Accountant

     Not Applicable


Item 5  Other Events

     Not Applicable


Item 6  Resignations of Registrant's Directors

     Not Applicable


Item 7  Financial Statement and Exhibits

     The audited Financial Statements of Churchill Resources,
Inc. are set forth herein as Exhibit "A" to this 8-K.


Item 8  Supplementary Information

     Not Applicable



                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Far East Ventures, Inc.
                                   (Registrant)



Dated:  March 3, 2000              By: /s/
                                   Fred Beliway
                                   CEO/Director

                           EXHIBIT "A"


                   CHURCHILL RESOURCES, INC.
                 (A DEVELOPMENT STAGE COMPANY)

                      FINANCIAL STATEMENTS
                   DECEMBER 31, 1999 AND 1998

                    CHURCHILL RESOURCES, INC
                 (A Development Stage Company)

                      FINANCIAL STATEMENTS



                            CONTENTS

                                                       PAGE


INDEPENDENT AUDITORS' REPORT                             1

BALANCE SHEETS                                           2

STATEMENTS OF OPERATIONS                                 3

STATEMENT OF STOCKHOLDER'S EQUITY (DEFICIENCY)           4

STATEMENTS OF CASH FLOWS                                 5

NOTES TO FINANCIAL STATEMENTS                          6-9

                   INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS OF CHURCHILL RESOURCES, INC.:

We have audited the accompanying balance sheets of Churchill Resources, Inc. (A Development Stage Company) as of December 31, 1999 and 1998 and the related statements of operations, stockholder's equity (deficiency) and cash flows for the years then ended, and for the period from March 6, 1998 (inception) to December 31, 1999. These financials statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted
auditing standards.   Those standards require that we plan and
perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Churchill Resources, Inc. as of December 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended, and for the period from March 6, 1998 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 of the accompanying financial statements, the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also discussed in
Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                         MERDINGER, FRUCHTER ROSEN & CORSO, P.C.
                         Certified Public Accountants

Los Angeles, California
February 23, 2000

                                CHURCHILL RESOURCES, INC.
                              (A Development Stage Company)
                                     BALANCE SHEETS



                                                    December 31,
                                             -------------------------
                                             1999           1998
                                             -------------------------


TOTAL ASSETS                                 $    -         $   -
                                             ==========     ==========



     LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIENCY)

CURRENT LIABILITIES - accrued  expenses      $   10,000     $   -
                                             ----------     ----------

STOCKHOLDER'S EQUITY (DEFICIENCY):
  Common stock,  no par value;
    1,500 shares authorized;
    1,000 shares issued and outstanding           1,000          1,000
  Deficit accumulated during
    the development stage                       (11,000)        (1,000)
                                             ----------     ----------
     TOTAL STOCKHOLDER'S EQUITY (DEFICIENCY)    (10,000)        -
                                             ----------     ----------

     TOTAL LIABILITIES AND STOCKHOLDER'S
       EQUITY (DEFICIENCY)                   $   -          $   -
                                             ==========     ==========


The accompanying notes are an integral part of the financial statements


                                CHURCHILL RESOURCES, INC.
                              (A Development Stage Company)
                                STATEMENTS OF OPERATIONS


                                                                      For the
                                           For the Year Ended         Period from
                                               December 31,           March 6, 1998
                                        -------------------------     (inception) to
                                           1999           1998        December 31, 1999
                                        ----------     ----------     -----------------

REVENUE                                 $      -       $      -       $      -

GENERAL, SELLING AND
 ADMINISTRATIVE EXPENSES                    10,000          1,000         11,000
                                        ----------     ----------     ----------

LOSS BEFORE TAXES                          (10,000)        (1,000)       (11,000)

PROVISION FOR INCOME TAXES                     -              -              -
                                        ----------     ----------     ----------
NET LOSS                                $  (10,000)    $   (1,000)    $  (11,000)
                                        ==========     ==========     ==========

NET LOSS PER COMMON SHARE -
 basic and diluted                      $   (10.00)    $    (1.00)    $   (11.00)
                                        ==========     ==========     ==========

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING - basic and diluted      1,000          1,000          1,000
                                        ==========     ==========     ==========



The accompanying notes are an integral part of the financial statements.

                                CHURCHILL RESOURCES, INC.
                              (A Development Stage Company)
                     STATEMENT OF STOCKHOLDER'S EQUITY (DEFICIENCY)



                                                            Deficit
                                                            Accumulated
                                    Common Stock            During
                              -------------------------     Development
                                Shares         Amount       Stage          Total
                              ----------     ----------     ----------     ----------

Balance at March 6, 1998             -       $      -       $      -       $      -

Issuance of common stock
  For cash on March 6, 1998
  at $1.00 per share               1,000          1,000            -            1,000
Net loss                             -              -           (1,000)        (1,000)
                              ----------     ----------     ----------     ----------

Balance at December 31, 1998       1,000          1,000         (1,000)           -
Net loss                             -              -          (10,000)       (10,000)
                              ----------     ----------     ----------     ----------

Balance at December 31, 1999       1,000     $    1,000     $  (11,000)    $  (10,000)
                              ==========     ==========     ==========     ==========



The accompanying notes are an integral part of the financial statements.



                                CHURCHILL RESOURCES, INC.
                              (A Development Stage Company)
                                STATEMENTS OF CASH FLOWS


                                                                      For the
                                           For the Year Ended         Period from
                                               December 31,           March 6, 1998
                                        -------------------------     (inception) to
                                           1999           1998        December 31, 1999
                                        ----------     ----------     -----------------

CASH FLOW FROM OPERATING ACTIVITIES:
   Net Loss                             $  (10,000)    $   (1,000)    $  (11,000)
   Changes in Assets and Liabilities
   Increase in accrued  expenses            10,000            -           10,000
                                        ----------     ----------     ----------
   Net Cash Used in Operating Activities       -           (1,000)        (1,000)


CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Issuance of common stock for cash           -            1,000          1,000
                                        ----------     ----------     ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS        -              -              -

CASH AND CASH EQUIVALENTS
  - beginning of period                        -              -              -
                                        ----------     ----------     ----------

CASH AND CASH EQUIVALENTS
  - end of period                       $      -       $      -       $      -
                                        ==========     ==========     ==========

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid during the year -

     Interest paid                      $      -       $      -       $      -
                                        ==========     ==========     ==========

     Income taxes paid                  $      -       $      -       $      -
                                        ==========     ==========     ==========



The accompanying notes are an integral part of the financial statements.

                                            -5-


                   CHURCHILL RESOURCES, INC.
                 (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO FINANCIAL STATEMENTS
            DECEMBER 31, 1999 AND DECEMBER 31, 1998


NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING
         POLICIES

Nature of Operations

Churchill Resources, Inc. ("Company") is currently a development stage company under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7. The Company was incorporated under the laws of the State of Delaware on March 6, 1998. It is management's objective to seek a merger with an existing operating company.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has no established source of revenue. This factor raises substantial doubt about the Company's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. It is management's objective to seek additional capital through a merger with an existing operating company.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Concentration of Credit Risk

From time to time the Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances exceed FDIC insured levels at various times during the year.

Income Taxes

Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

                   CHURCHILL RESOURCES, INC.
                 (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO FINANCIAL STATEMENTS
            DECEMBER 31, 1999 AND DECEMBER 31, 1998


NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

Loss Per Share

During 1998, the Company adopted SFAS No. 128, "Earnings Per Share," which requires presentation of basic loss per share ("Basic LPS") and diluted loss per share ("Diluted LPS"). The computation of Basic LPS is computed by dividing loss available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted LPS gives effect to all diluted potential common shares outstanding during the period. The computation of Diluted LPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings.

Comprehensive Income

In June 1998, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 1999 and 1998, and for the period from March 6, 1998 (inception) to December 31, 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the accompanying financial statements.

Impact of Year 2000 Issue

As of December 31, 1999, the Company does not have any computer systems or customers and suppliers. Therefore, the issue of the year 2000 has no effect on the Company's current activities.


NOTE 2 - RELATED PARTY TRANSACTIONS

The Company neither owns nor leases any real or personal property. A director provides office services without charge. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a business opportunity becomes available for the Company, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

                   CHURCHILL RESOURCES, INC.
                 (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO FINANCIAL STATEMENTS
            DECEMBER 31, 1999 AND DECEMBER 31, 1998


NOTE 3 - INCOME TAXES

The reconciliation of the effective income tax rate to the federal statutory rate is as follows:

                                                       For the
                                                       Period from
                                                       March 6, 1998
                                December 31,           (inception) to
                         -------------------------     December 31,
                            1999           1998        1999
                         ----------     ----------     --------------


Federal Income Tax Rate    34.00 %        34.00 %        34.00 %
Effect of Valuation
 Allowance                (34.00)%       (34.00)%       (34.00)%
                         ----------     ----------     ----------
Effective Income Tax Rate   0.00 %         0.00 %         0.00 %


Deferred tax assets and liabilities reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                       For the
                                                       Period from
                                                       March 6, 1998
                                December 31,           (inception) to
                         -------------------------     December 31,
                            1999           1998        1999
                         ----------     ----------     --------------

Net operating loss
 carry forward           $    3,740     $      340     $    3,740
Valuation allowance          (3,740)          (340)        (3,740)
                         ----------     ----------     ----------
Net deferred tax asset   $      -       $      -       $      -
                         ==========     ==========     ==========


At December 31, 1999 and 1998, the Company has provided a valuation allowance for the deferred tax asset since management has not been able to determine whether that asset is realizable. The net change in the valuation allowance for the years ended December 31, 1999 and 1998 increased by $3,400 and $340, respectively. Net operating loss carryforwards expire in various amounts in 2018 and 2019.

                   CHURCHILL RESOURCES, INC.
                 (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO FINANCIAL STATEMENTS
            DECEMBER 31, 1999 AND DECEMBER 31, 1998


NOTE 4 - SUBSEQUENT EVENTS

Reorganization

On January 27, 2000, the Company completed a plan of reorganization which was entered into on November 24, 1999 to transfer all shares of the Company's common stock in exchange for four million five hundred thousand newly issued restricted shares of Far East Ventures Inc.("FEV").

Private Placement

In January 2000, the Company cancelled an agreement with a financial advisor for a private placement of shares of the Company's common stock which it had entered into on December 14, 1999. The private placement was for a commitment of $6,000,000, which was to be used to fund the operations of the Company and the cash required for the acquisition of Orangeville Raceway, Ltd. ("OVW"), as further described below. In January 2000, the private placement agreement was cancelled and re-executed between the financial advisor and FEV.

Acquisition

On January 28, 2000, the Company executed an asset purchase agreement and paid an initial deposit of $100,000 to purchase the operating assets of Orangeville Raceway, Ltd. The asset purchase agreement closing is contingent upon regulatory approval from the British Columbia Racing Authority.